UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported)
February 1, 2011 (January 31, 2011)
THE SHAW GROUP INC.
(Exact name of registrant as specified in its charter)

Louisiana	1-12227	72-1106167
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
4171 Essen Lane, Baton Rouge, Louisiana 70809
(Address of principal executive offices and zip code)
(225) 932-2500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.
On January 31, 2011, The Shaw Group Inc., a Louisiana corporation (the “Company”) entered into Amendment No. 1 (“Amendment No. 1”) to that certain Amended and Restated Credit Agreement, dated September 24, 2009 (as amended, modified and supplemented and in effect from time to time (the “Credit Agreement”). The Company amended the Amended and Restated Credit Agreement to allow it to buy back up to $500,000,000 of its shares, as previously announced. The Amended and Restated Credit Agreement previously had limited the amount of a permissible buy back to $250,000,000.
The Amended and Restated Credit Agreement (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed September 25, 2009), is among the Company, as borrower; subsidiaries of the Company signatory thereto, as guarantors; BNP Paribas, as administrative agent; and the other agents and lenders signatory thereto. The Amended and Restated Credit Agreement amended and restated the Credit Agreement dated April 25, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed April 28, 2005), as previously amended by Amendment No. 1 dated October 3, 2005 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 4, 2005), Amendment No. 2 dated February 27, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed February 28, 2006), Amendment No. 3 dated June 20, 2006, Amendment No 4 dated October 13, 2006 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 18, 2006), Amendment No. 5 dated January 14, 2008 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed January 18, 2008), and Amendment No. 6 dated October 15, 2008 (previously filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed October 21, 2008). Capitalized terms not defined herein have the meanings specified in the Credit Agreement.
Amendment No. 1 amended Section 6.10(b) to raise the limit on the ability of the Company and any of its Subsidiaries to repurchase any of its Capital Stock at any time outstanding. Section 6.10(b) had provided, among other exceptions, that the Company might take any such action if (i) no Default or Unmatured Default has occurred and is continuing, (ii) the sole consideration delivered by the Borrower in connection therewith is cash and (iii) either (x) if at the time of such payment and after giving effect thereto, Unrestricted cash and Cash Equivalent Investments of the Company is less than $500,000,000, the aggregate amount thereof does not exceed $25,000,000 in any fiscal year or (y) if at the time of such payment and after giving effect thereto, Unrestricted cash and Cash Equivalent Investments of the Company (minus the aggregate outstanding principal amount of the Loans) is at least $500,000,000, the aggregate amount thereof does not exceed $250,000,000 from and after the effective date of the Credit Agreement. Amendment No. 1 replaced “250,000,000” with “$500,000,000.”
In Amendment No. 1, the Company also represented and warranted to the Lenders under the Credit Agreement that (i) the representations and warranties set forth in Article V of the Credit Agreement and the representations and warranties by the Company and its Domestic Subsidiaries in each of the other Loan Documents to which they are a party are true and correct on the date of Amendment No. 1 as if made on and as of the date of Amendment No. 1 (except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct on and as of such earlier date) and as if each reference in Article V to “this Agreement” included reference to Amendment No. 1, and (ii) on the date of Amendment No. 1, no Default or Unmatured Default has occurred or is continuing.
Item 7.01. Regulation FD Disclosure
In accordance with General Instruction B.2 of this Current Report on Form 8-K, the information presented herein shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Exchange Act of 1933, as amended, except as previously set forth by specific reference in such a filing.
Item 9.01. Financial Statements and Exhibits
(d)	Exhibits. The following exhibit is filed as an Exhibit to this Current Report on Form 8-K.
10.1	Amendment No. 1 dated as of January 31, 2011, among The Shaw Group Inc., certain subsidiaries of The Shaw Group Inc. listed on the signature pages thereto, the lenders listed on the signature pages thereto and BNP Paribas, as administrative agent.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE SHAW GROUP INC. (Registrant)
Date: February 1, 2011	By:	/s/ John Donofrio
John Donofrio, Executive Vice
President, General Counsel and Corporate Secretary

THE SHAW GROUP INC.
EXHIBIT INDEX
Form 8-K
February1, 2011

Exhibit Number	Description

10.1	Amendment No. 1 dated as of January 31, 2011, among The Shaw Group Inc., certain subsidiaries of The Shaw Group Inc. listed on the signature pages thereto, the lenders listed on the signature pages thereto and BNP Paribas, as administrative agent.